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                                                                   EXHIBIT 99(a)


February 25, 2000


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:


Applied Medical Devices, Inc.
Commission File Number: 000-09064

We have read Item 4 of Applied Medical Devices, Inc.'s Form 8-K dated February 25, 2000 and are in agreement with the statements contained in paragraph 4(a) therein.

Yours very truly,


/s/ BDO Seidman, LLP